Exhibit 99.1

News Release

Contacts:	Joelle Fitzgerald Senior Director Investor Relations Oracle Corporation (650) 506-4073	Jim Finn Vice President Corporate Communications Oracle Corporation (650) 506-1691

ORACLE REPORTS FISCAL Q3 EARNINGS PER SHARE OF $0.12

Database New License Sales Up 16%; Operating Income Up 16%

Redwood Shores, Calif., March 11, 2004 [http://www.oracle.com/tellmemore/2948799?] Today, Oracle Corporation announced that third quarter revenues were up 9% to $2.5 billion while net income grew 11% to $635 million as compared to the third quarter last year.

Earnings per share were $0.12 compared with $0.11 last year. New software license sales were up 12% to $847 million, while software license updates and product support revenues were up 17% to $1,176 million. Third quarter operating margin was 37% compared to 35% last year. Operating cash flow in the first nine months of the fiscal year was $2.2 billion.

“Oracle’s fiscal third quarter was another solid quarter, with new software license revenue growth of 12%, which is identical to last quarter,” said Oracle Chairman and CFO Jeff Henley. “It shows a continued increase in operating margin which demonstrates the leverage in the Oracle business model.”

“This was a very strong quarter for our database business,” said Oracle CEO Larry Ellison. “Overall, our database growth was 16%. Sales of the RAC option for our database increased 86%. This is very important because RAC is what customers buy when they’re building database grids. Rapid RAC growth indicates rapid acceptance of Oracle10g’s high-performance, high-reliability grid capabilities. Oracle10g has now broken almost all database performance world records.”

Oracle is the world’s largest enterprise software company. For more information about Oracle, including supplemental financial information, please call Investor Relations at (650) 506-4073 or visit Oracle on the web at www.oracle.com/investor.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995: Information in this release relating to Oracle’s future prospects which are “forward-looking statements” are subject to certain risks and uncertainties that could cause actual results to differ materially, including, but not necessarily limited to, the following: (1) Economic, political and market conditions could adversely affect purchasing decisions for computer software and services throughout the world. Although there are signs of an improving economic environment, it is too early to determine whether an economic recovery will be broad, substantial and sustained, and whether any such recovery would translate into higher levels of IT spending. The war on terrorism and the potential for other hostilities in various parts of the world continues to contribute to a climate of uncertainty that could adversely affect revenues. Delays in closing of sales, reductions in size of individual sales without an offsetting increase in volume, or delays in product delivery can cause quarterly revenues and income to fall significantly short of anticipated levels. (2) Management’s ability to forecast revenues and control expenses, especially on a quarterly basis, continues to be a challenge. An unexpected decline in revenues without a corresponding and timely slowdown in expense growth could have a material adverse effect on results of operations. (3) Oracle continues to introduce new or enhanced versions of its products and services, such as Oracle Database 10G, Oracle Application Server 10G, Oracle E-Business Suite, Oracle Collaboration Suite and Outsourcing. The market acceptance and contribution to Oracle’s revenues of these new versions or products and services cannot be assured. (4) Oracle periodically has made changes to its pricing model and sales organization, which could lead to a decline or delay in sales as its sales force and customers adjust to the new pricing policies and organizational changes. Intense competition in the various markets in which Oracle competes may also put pressure on Oracle to reduce prices on certain products. (5) The market for Oracle’s products is intensely competitive and is characterized by rapid technological advances and frequent new product introductions. There can be no assurances that Oracle will continue to introduce new products and new versions of existing products that keep pace with technological developments, satisfy increasingly sophisticated customer requirements and achieve market acceptance. Oracle undertakes no obligation to update information contained in this release. For further information regarding risks and uncertainties associated with Oracle’s business, please refer to the “Risk Factors” section of Oracle Corporation’s SEC filings, including, but not limited to, its annual report on Form 10-K and quarterly reports on Form 10-Q, copies of which may be obtained by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or Oracle’s Investor Relations website at http://www.oracle.com/investor.

ORACLE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in millions, except per share data)

	Three Months Ended		Nine Months Ended
	February 29, 2004	February 28, 2003	February 29, 2004	February 28, 2003
REVENUES
New software licenses (1)	$847	$755	$2,227	$2,083
Software license updates and product support	1,176	1,005	3,325	2,863
Services	486	547	1,528	1,697

Total Revenues	2,509	2,307	7,080	6,643

OPERATING EXPENSES
Sales and marketing	527	521	1,515	1,505
Software license updates and product support	143	120	407	354
Cost of services	439	454	1,337	1,408
Research and development	328	301	951	882
General and administrative (2)	145	115	413	325

Total Operating Expenses	1,582	1,511	4,623	4,474

OPERATING INCOME	927	796	2,457	2,169

Net investment gains (losses) related to equity securities (3)	(2)	(6)	30	(108)
Other income, net (4)	22	39	39	90

INCOME BEFORE TAXES	947	829	2,526	2,151

Provision for income taxes	312	258	835	702

NET INCOME	$635	$571	$1,691	$1,449

EARNINGS PER SHARE
Basic	$0.12	$0.11	$0.32	$0.27
Diluted	$0.12	$0.11	$0.32	$0.27
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,218	5,259	5,225	5,322
Diluted	5,337	5,383	5,340	5,439

(1)	New software licenses include documentation and miscellaneous revenues.

(2)	General and administrative expenses for the three and nine months ended February 29, 2004 include $15.0 million and $43.4 million of professional fees associated with our tender offer for PeopleSoft, Inc.

(3)	Net investment gains (losses) related to equity securities for the nine months ended February 28, 2003 includes $87.1 million of impairment charges related to Oracle’s investment in Liberate Technologies. In June 2003, we sold all of our common shares in Liberate Technologies to a third-party for approximately $83.5 million and recognized a $35.4 million gain on the sale.

(4)	Other income, net for the nine months ended February 29, 2004 includes a $5.0 million expense relating to a commitment fee for a revolving credit facility associated with our tender offer for PeopleSoft, Inc.

ORACLE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Percentage of Revenues		Percentage of Revenues		Percentage Change	Percentage Change
	Three Months Ended		Nine Months Ended		Three Months FY04 vs. Three Months FY03	Nine Months FY04 vs. Nine Months FY03
	February 29, 2004	February 28, 2003	February 29, 2004	February 28, 2003
REVENUES
New software licenses	34%	33%	31%	31%	12%	7%
Software license updates and product support	47%	43%	47%	43%	17%	16%
Services	19%	24%	22%	26%	(11%)	(10%)

Total Revenues	100%	100%	100%	100%	9%	7%

OPERATING EXPENSES
Sales and marketing	21%	22%	21%	23%	1%	1%
Software license updates and product support	6%	5%	6%	5%	19%	15%
Cost of services	17%	20%	19%	21%	(3%)	(5%)
Research and development	13%	13%	13%	13%	9%	8%
General and administrative	6%	5%	6%	5%	26%	27%

Total Operating Expenses	63%	65%	65%	67%	5%	3%

OPERATING INCOME	37%	35%	35%	33%	16%	13%

Net investment gains (losses) related to equity securities	0%	0%	0%	(2%)	*	*
Other income, net	1%	1%	1%	1%	*	*

INCOME BEFORE TAXES	38%	36%	36%	32%	14%	17%

Provision for income taxes	13%	11%	12%	10%	21%	19%

NET INCOME	25%	25%	24%	22%	11%	17%

* not meaningful

ORACLE CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	February 29, 2004	May 31, 2003
ASSETS

Current Assets
Cash and cash equivalents	$4,192	$4,737
Short-term investments	3,826	1,782
Trade receivables, net	1,545	1,920
Deferred tax assets	333	381
Other current assets	338	407

Total Current Assets	10,234	9,227

Investments in debt securities	—	233
Property, net	1,080	1,062
Deferred tax assets	165	197
Intangible and other assets	236	345

TOTAL ASSETS	$11,715	$11,064

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Current portion of long-term debt	$—	$153
Accounts payable	188	228
Income taxes payable	715	891
Other current liabilities	1,482	1,477
Deferred revenues	1,355	1,409

Total Current Liabilities	3,740	4,158

Long-term debt	170	175
Deferred tax liabilities	151	186
Other long-term liabilities	248	225
Stockholders’ equity	7,406	6,320

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$11,715	$11,064

ORACLE CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Nine Months Ended
	February 29, 2004	February 28, 2003
Cash Flows From Operating Activities:
Net income	$1,691	$1,449
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	150	193
Amortization of intangible assets	29	65
Net investment (gains) losses related to equity securities	(30)	108
Deferred income taxes	45	(19)
Changes in assets and liabilities:
Decrease in trade receivables	432	665
Decrease in other assets	95	104
Decrease in accounts payable and other current liabilities	(95)	(182)
Decrease in income taxes payable	(76)	(105)
Decrease in deferred revenues	(68)	(68)
Decrease in other long-term liabilities	(14)	(13)

Net cash provided by operating activities	2,159	2,197

Cash Flows From Investing Activities:
Purchases of investments	(7,578)	(3,066)
Proceeds from maturities and sale of investments	5,829	4,064
Capital expenditures	(144)	(88)
Increase in other assets	(33)	(64)

Net cash provided by (used for) investing activities	(1,926)	846

Cash Flows From Financing Activities:
Payments for repurchase of common stock	(1,027)	(2,196)
Proceeds from issuance of common stock	241	200
Payments of long-term debt	(150)	—
Settlement of forward contract	—	(166)

Net cash used for financing activities	(936)	(2,162)

Effect of exchange rate changes on cash and cash equivalents	158	112

Net increase (decrease) in cash and cash equivalents	(545)	993
Cash and cash equivalents at beginning of period	4,737	3,095

Cash and cash equivalents at end of period	$4,192	$4,088

ORACLE CORPORATION

Q3 FISCAL 2004 RESULTS

SUPPLEMENTAL ANALYSIS OF OPERATIONS, GEOGRAPHIC REVENUES AND HEADCOUNT (1)

(in millions, except per share & headcount data)

	Fiscal 2003					Fiscal 2004
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL
OPERATIONS

REVENUES
New Software Licenses	$549	$752	$743	$1,180	$3,223	$515	$849	$840		$2,204
Other (2)	14	13	12	7	47	10	6	7		23

Total New Software Licenses	563	765	755	1,187	3,270	525	855	847		2,227

Software License Updates and Product Support	905	954	1,005	1,065	3,929	1,034	1,114	1,176		3,325

Consulting	432	455	430	444	1,761	397	396	374		1,167
Advanced Product Services (3)	64	64	63	67	257	60	65	62		187
Education	64	71	54	69	258	56	68	50		174

Total Services	560	590	547	580	2,276	513	529	486		1,528

Total Revenues	2,028	2,309	2,307	2,832	9,475	2,072	2,498	2,509		7,080

OPERATING EXPENSES
Sales and Marketing	471	512	521	567	2,072	464	525	527		1,515
Software License Updates and Product Support	117	117	120	119	474	121	143	143		407
Cost of Services	472	482	454	461	1,868	442	455	439		1,337
Research and Development	286	295	301	298	1,180	298	323	328		951
General and Administrative	102	109	115	116	441	131	137	145		413

Total Operating Expenses	1,448	1,515	1,511	1,561	6,035	1,456	1,583	1,582		4,623

OPERATING INCOME	580	794	796	1,271	3,440	616	915	927		2,457

Net Investment Gains (Losses) Related to Equity Securities	(81)	(22)	(6)	(3)	(111)	36	(4)	(2)		30
Other Income, net	23	28	39	6	96	12	5	22		39

INCOME BEFORE TAXES	522	800	829	1,274	3,425	664	916	947		2,526

Provision for Income Taxes	179	265	258	416	1,118	224	299	312		835
NET INCOME	$343	$535	$571	$858	$2,307	$440	$617	$635		$1,691

EARNINGS PER SHARE
Basic	$0.06	$0.10	$0.11	$0.16	$0.44	$0.08	$0.12	$0.12		$0.32
Diluted	$0.06	$0.10	$0.11	$0.16	$0.43	$0.08	$0.12	$0.12		$0.32
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic	5,399	5,309	5,259	5,240	5,302	5,230	5,226	5,218		5,225
Diluted	5,515	5,420	5,383	5,356	5,418	5,347	5,337	5,337		5,340

GEOGRAPHIC REVENUES

REVENUES
Americas	$1,106	$1,157	$1,190	$1,391	$4,844	$1,042	$1,250	$1,216		$3,507
Europe/Middle East/Africa	627	818	785	1,025	3,254	717	881	918		2,517
Asia Pacific	295	334	332	416	1,377	313	367	375		1,056

Total Revenues	$2,028	$2,309	$2,307	$2,832	$9,475	$2,072	$2,498	$2,509		$7,080

HEADCOUNT

GEOGRAPHIC AREA
Domestic	18,893	18,420	18,129	17,968		17,437	17,056	16,908
International	22,603	22,225	22,260	22,682		22,887	23,559	24,286

Total Company	41,496	40,645	40,389	40,650		40,324	40,615	41,194

(1)	The sum of the quarterly financial information may vary from the year-to-date financial information due to rounding.

(2)	Includes documentation and miscellaneous revenues.

(3)	Advanced product services are comprised of advanced product support services and outsourcing services. Advanced product support services are earned by providing services to customers that include configuration and performance analysis, personalized support and proactive recommendations and annual on-site technical services. Outsourcing services include multi-featured software and hardware management and maintenance services for our database technology and applications software.

ORACLE CORPORATION

Q3 FISCAL 2004 RESULTS

ESTIMATED TOTAL PRODUCT REVENUE ANALYSIS (1)

(unaudited, $ in millions)

	Fiscal 2003										Fiscal 2004
	Q1		Q2		Q3		Q4		Total		Q1		Q2		Q3		Q4	Total
APPLICATIONS BUSINESS

REVENUES (2)
New Software Licenses	$111		$108		$140		$246		$605		$107		$137		$140			$384
Software License Updates and Product Support	190		202		217		233		842		221		238		237			697
Services and Other	265		280		253		250		1,048		216		212		203			631

Total Application Related Revenues	$566		$590		$610		$729		$2,495		$544		$587		$580			$1,712

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(24%	)	(34%	)	(5%	)	0%		(14%	)	(4%	)	27%		0%			7%
Software License Updates and Product Support	8%		9%		19%		16%		13%		16%		18%		9%			14%
Services and Other	(17%	)	(12%	)	(14%	)	(25%	)	(17%	)	(18%	)	(24%	)	(20%	)		(21%	)
Total Application Related Revenues	(12%	)	(12%	)	(3%	)	(6%	)	(8%	)	(4%	)	(1%	)	(5%	)		(3%	)

LOCAL CURRENCY GROWTH RATES
New Software Licenses	(25%	)	(35%	)	(8%	)	(4%	)	(17%	)	(6%	)	18%		(5%	)		2%
Software License Updates and Product Support	6%		8%		14%		11%		10%		13%		12%		4%			9%
Services and Other	(19%	)	(15%	)	(19%	)	(29%	)	(21%	)	(21%	)	(29%	)	(25%	)		(25%	)
Total Application Related Revenues	(13%	)	(14%	)	(7%	)	(11%	)	(11%	)	(7%	)	(6%	)	(10%	)		(8%	)

DATABASE TECHNOLOGY BUSINESS

REVENUES (2)
New Software Licenses	$438		$644		$603		$934		$2,618		$408		$712		$700			$1,820
Software License Updates and Product Support	715		752		788		832		3,087		813		876		939			2,628
Services and Other	309		323		306		337		1,275		307		323		290			920

Total Technology Related Revenues	$1,462		$1,719		$1,697		$2,103		$6,980		$1,528		$1,911		$1,929			$5,368

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(23%	)	0%		(4%	)	3%		(4%	)	(7%	)	11%		16%			8%
Software License Updates and Product Support	7%		8%		15%		11%		10%		14%		16%		19%			17%
Services and Other	(21%	)	(14%	)	(2%	)	(1%	)	(11%	)	(1%	)	0%		(5%	)		(2%	)
Total Technology Related Revenues	(10%	)	0%		4%		5%		0%		5%		11%		14%			10%

LOCAL CURRENCY GROWTH RATES
New Software Licenses	(24%	)	(1%	)	(11%	)	(4%	)	(9%	)	(11%	)	2%		8%			1%
Software License Updates and Product Support	5%		6%		9%		5%		6%		9%		9%		11%			10%
Services and Other	(22%	)	(15%	)	(8%	)	(8%	)	(14%	)	(4%	)	(6%	)	(11%	)		(7%	)
Total Technology Related Revenues	(12%	)	(1%	)	(2%	)	(2%	)	(4%	)	0%		4%		6%			3%

TOTAL REVENUES

REVENUES
New Software Licenses	$549		$752		$743		$1,180		$3,223		$515		$849		$840			$2,204
Other	14		13		12		7		47		10		6		7			23

Total New Software Licenses	563		765		755		1,187		3,270		525		855		847			2,227

Software License Updates and Product Support	905		954		1,005		1,065		3,929		1,034		1,114		1,176			3,325

Consulting	432		455		430		444		1,761		397		396		374			1,167
Advanced Product Services	64		64		63		67		257		60		65		62			187
Education	64		71		54		69		258		56		68		50			174

Total Services	560		590		547		580		2,276		513		529		486			1,528

Total Revenues	$2,028		$2,309		$2,307		$2,832		$9,475		$2,072		$2,498		$2,509			$7,080

AS REPORTED REVENUE GROWTH RATES
New Software Licenses	(23%	)	(6%	)	(4%	)	3%		(6%	)	(6%	)	13%		13%			8%
Other	(29%	)	(16%	)	(2%	)	(68%	)	(34%	)	(29%	)	(54%	)	(42%	)		(43%	)
Total New Software Licenses	(23%	)	(7%	)	(4%	)	1%		(7%	)	(7%	)	12%		12%			7%

Software License Updates and Product Support	7%		8%		16%		12%		11%		14%		17%		17%			16%

Consulting	(18%	)	(11%	)	(6%	)	(9%	)	(11%	)	(8%	)	(13%	)	(13%	)		(11%	)
Advanced Product Services	(18%	)	(23%	)	(17%	)	(21%	)	(20%	)	(6%	)	2%		(2%	)		(2%	)
Education	(28%	)	(17%	)	(15%	)	(13%	)	(19%	)	(13%	)	(4%	)	(7%	)		(8%	)
Total Services	(19%	)	(13%	)	(9%	)	(11%	)	(13%	)	(8%	)	(10%	)	(11%	)		(10%	)

Total Revenues	(10%	)	(3%	)	2%		2%		(2%	)	2%		8%		9%			7%

LOCAL CURRENCY GROWTH RATES
New Software Licenses	(24%	)	(8%	)	(10%	)	(4%	)	(11%	)	(10%	)	5%		5%			1%
Other	(30%	)	(18%	)	(7%	)	(71%	)	(36%	)	(33%	)	(57%	)	(46%	)		(45%	)
Total New Software Licenses	(25%	)	(8%	)	(10%	)	(6%	)	(11%	)	(10%	)	4%		5%			0%

Software License Updates and Product Support	5%		7%		10%		6%		7%		9%		9%		10%			10%

Consulting	(19%	)	(13%	)	(11%	)	(14%	)	(14%	)	(11%	)	(18%	)	(18%	)		(16%	)
Advanced Product Services	(19%	)	(25%	)	(21%	)	(26%	)	(23%	)	(10%	)	(4%	)	(6%	)		(7%	)
Education	(30%	)	(19%	)	(21%	)	(20%	)	(22%	)	(15%	)	(11%	)	(16%	)		(14%	)
Total Services	(21%	)	(15%	)	(14%	)	(16%	)	(17%	)	(12%	)	(16%	)	(17%	)		(15%	)

Total Revenues	(12%	)	(5%	)	(3%	)	(4%	)	(6%	)	(2%	)	1%		2%			0%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.
(2)	The Company tracks new software license revenues by product. Software license updates and product support revenues, along with the service revenues shown here, represent the Company’s estimate of revenues that relate to database technology and application license products.

ORACLE CORPORATION

Q3 FISCAL 2004 RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE REVENUES ANALYSIS (1) (2)

(unaudited, $ in millions)

	Fiscal 2003										Fiscal 2004
	Q1		Q2		Q3		Q4		Total		Q1		Q2		Q3		Q4	Total
AMERICAS

NEW SOFTWARE LICENSE REVENUES
Database Technology	$191		$257		$247		$381		$1,076		$162		$299		$254			$715
Applications	60		52		86		127		325		41		76		85			202

New Software License Revenues	$251		$309		$333		$508		$1,401		$203		$375		$339			$917

AS REPORTED GROWTH RATES
Database Technology	(14%	)	(5%	)	(15%	)	(10%	)	(11%	)	(15%	)	16%		3%			3%
Applications	(39%	)	(50%	)	(12%	)	(3%	)	(24%	)	(32%	)	46%		(1%	)		2%
New Software License Revenues	(22%	)	(17%	)	(14%	)	(8%	)	(14%	)	(19%	)	21%		2%			3%

LOCAL CURRENCY GROWTH RATES
Database Technology	(12%	)	0%		(13%	)	(9%	)	(8%	)	(15%	)	14%		1%			2%
Applications	(38%	)	(49%	)	(9%	)	(3%	)	(23%	)	(32%	)	46%		(2%	)		2%
New Software License Revenues	(20%	)	(14%	)	(12%	)	(7%	)	(12%	)	(19%	)	19%		0%			2%

EUROPE / MIDDLE EAST / AFRICA

NEW SOFTWARE LICENSE REVENUES
Database Technology	$152		$258		$235		$381		$1,025		$143		$263		$290			$696
Applications	30		41		35		82		188		55		48		41			144

New Software License Revenues	$182		$299		$270		$463		$1,213		$198		$311		$331			$840

AS REPORTED GROWTH RATES
Database Technology	(14%	)	20%		3%		15%		8%		(6%	)	2%		23%			8%
Applications	(17%	)	7%		(4%	)	(4%	)	(4%	)	83%		17%		17%			36%
New Software License Revenues	(14%	)	18%		2%		11%		6%		9%		4%		23%			12%

LOCAL CURRENCY GROWTH RATES
Database Technology	(20%	)	10%		(13%	)	(4%	)	(6%	)	(15%	)	(11%	)	8%			(5%	)
Applications	(22%	)	(2%	)	(17%	)	(15%	)	(14%	)	65%		2%		3%			21%
New Software License Revenues	(20%	)	8%		(14%	)	(7%	)	(8%	)	(2%	)	(9%	)	8%			(2%	)

ASIA PACIFIC

NEW SOFTWARE LICENSE REVENUES
Database Technology	$95		$129		$121		$172		$517		$103		$150		$156			$409
Applications	21		15		19		37		92		11		13		14			38

New Software License Revenues	$116		$144		$140		$209		$609		$114		$163		$170			$447

AS REPORTED GROWTH RATES
Database Technology	(44%	)	(17%	)	9%		14%		(12%	)	8%		16%		29%			19%
Applications	88%		(31%	)	36%		26%		20%		(48%	)	(13%	)	(26%	)		(31%	)
New Software License Revenues	(35%	)	(19%	)	12%		16%		(8%	)	(2%	)	13%		21%			12%

LOCAL CURRENCY GROWTH RATES
Database Technology	(45%	)	(17%	)	(1%	)	8%		(15%	)	7%		8%		20%			12%
Applications	80%		(32%	)	26%		19%		14%		(48%	)	(25%	)	(32%	)		(36%	)
New Software License Revenues	(37%	)	(19%	)	2%		10%		(12%	)	(3%	)	4%		13%			5%

TOTAL COMPANY

NEW SOFTWARE LICENSE REVENUES
Database Technology	$438		$644		$603		$934		$2,618		$408		$712		$700			$1,820
Applications	111		108		140		246		605		107		137		140			384

New Software License Revenues	$549		$752		$743		$1,180		$3,223		$515		$849		$840			$2,204

AS REPORTED GROWTH RATES
Database Technology	(23%	)	0%		(4%	)	3%		(4%	)	(7%	)	11%		16%			8%
Applications	(24%	)	(34%	)	(5%	)	0%		(14%	)	(4%	)	27%		0%			7%
New Software License Revenues	(23%	)	(6%	)	(4%	)	3%		(6%	)	(6%	)	13%		13%			8%

LOCAL CURRENCY GROWTH RATES
Database Technology	(24%	)	(1%	)	(11%	)	(4%	)	(9%	)	(11%	)	2%		8%			1%
Applications	(25%	)	(35%	)	(8%	)	(4%	)	(17%	)	(6%	)	18%		(5%	)		2%
New Software License Revenues	(24%	)	(8%	)	(10%	)	(4%	)	(11%	)	(10%	)	5%		5%			1%

(1) The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2) New software license revenues presented excludes other revenues.